UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 12, 2003

WH Intermediate Holdings Ltd.

(Exact name of registrant as specified in its chapter)

Cayman Islands	333-101188	98-0379050

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 309GT
Ugland House, South Church Street
Grand Cayman, Cayman Island
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code (310) 410-9600*

(Former name or former address, if changed since last report)

*C/O Principal Financial Officer of Herbalife International, Inc.

Item 4. Changes in Registrant’s Certifying Accountant.

(a)  Previous Independent Accountant

     (i)  Effective June 12, 2003, WH Intermediate Holdings Ltd. (“Company”) dismissed Deloitte & Touche LLP as its independent accountants.

     (ii)  The reports of Deloitte & Touche LLP on Herbalife International, Inc.’s (the “Predecessor”) consolidated financial statements for the year ended December 31, 2001 and the seven months ended July 31, 2002 and the Company’s consolidated financial statements for the five months ended December 31, 2002 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     (iii)  The Company’s Audit Committee participated in and approved the decision to change independent accountants.

     (iv)  In connection with its audits for the year ended December 31, 2001 and the seven months ended July 31, 2002 and the five months ended December 31, 2002 and through June 12, 2003, there have been no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused them to make reference to the subject matter of the disagreement in connection with their reports.

     (v)  During the year ended December 31, 2001 and the seven months ended July 31, 2002 and the five months ended December 31, 2002 and through June 12, 2003, there have been no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

     (vi)  The Company requested Deloitte & Touche LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter is attached as Exhibit 16.1 to this Form 8-K.

(b)  New Independent Accountant

The Company has engaged KPMG LLP as its new independent accountants with the engagement commencing as of June 12, 2003. Such engagement was recommended and approved by the Company’s Audit Committee. During the year ended December 31, 2001 and the seven months ended July 31, 2002 and the five months ended December 31, 2002 and through June 12, 2003, the Company has not consulted with KPMG LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided by KPMG LLP to the Company that KPMG LLP concluded was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 7. Financial Statements and Exhibits.

(c)  Exhibits:

16.1	Letter from Deloitte & Touche LLP to the Securities and Exchange Commission regarding change in certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WH INTERMEDIATE HOLDINGS, LTD.

/s/ William D. Lowe

Dated June 16, 2003	William D. Lowe Senior Vice President & Principal Financial and Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter from Deloitte & Touche LLP to the Securities and Exchange Commission regarding change in certifying accountant.